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                                                                     EXHIBIT 5.4

                                                                [IMC LETTERHEAD]


January 24, 2006.

VIA EDGAR

United States Securities and Exchange Commission

Dear Sirs/Mesdames:

RE:   NOVAGOLD RESOURCES INC. (THE "COMPANY")
      REGISTRATION STATEMENT ON FORM F-10 - CONSENT OF EXPERT

In connection with the Company's registration statement on Form F-10 originally dated January 24, 2006, and any amendments thereto and any registration statements filed pursuant to Rule 429 under the United States Securities Act of 1933, as amended (the "Registration Statement"), I, Peter A. Lacroix, on behalf of Associated Mining Consultants Ltd. ("Associated Mining"), hereby consent to the use of Associated Mining's name in connection with references to Associated Mining's involvement in the preparation of a technical report entitled "Update on Resources - Galore Creek Project, British Columbia" dated June 2004 (the "Technical Report") and to references to the Technical Report, or portions thereof, in the Registration Statement and to the inclusion and incorporation by reference of information derived from the Technical Report in the Registration Statement.

Yours truly,

ASSOCIATED MINING CONSULTANTS LTD.

/s/ Peter A. Lacroix

Peter A. Lacroix, P. Eng.

                                                                [IMC LETTERHEAD]

January 24, 2006.

VIA EDGAR

United States Securities and Exchange Commission

Dear Sirs/Mesdames:

RE:   NOVAGOLD RESOURCES INC. (THE "COMPANY")
      FINAL SHORT FORM PREP PROSPECTUS - CONSENT OF EXPERT

REGISTRATION STATEMENT ON FORM F-10 - CONSENT OF EXPERT

In connection with the Company's registration statement on Form F-10 originally dated January 24, 2006, and any amendments thereto and any registration statements filed pursuant to Rule 429 under the United States Securities Act of 1933, as amended (the "Registration Statement"), I, Peter A. Lacroix, on behalf of Associated Mining Consultants Ltd. ("Associated Mining"), hereby consent to the use of Associated Mining's name in connection with references to Associated Mining's involvement in the preparation of a technical report entitled "Preliminary Economic Assessment for the Galore Creek Gold-Silver-Copper Project" dated August 2004 (the "Technical Report") and to references to the Technical Report, or portions thereof, in the Registration Statement and to the inclusion and incorporation by reference of information derived from the Technical Report in the Registration Statement.

Yours truly,

ASSOCIATED MINING CONSULTANTS LTD.

/s/ Peter A. Lacroix

Peter A. Lacroix, P. Eng.